                                                                   Exhibit 10.29

                        TRANSITION AND RELEASE AGREEMENT

        This Settlement Agreement and Release ("Agreement") is made by and between ISTA Pharmaceuticals, Inc. (the "Company") and Edward H. Danse ("Employee").

        WHEREAS, Employee has been terminated as the President and Chief Executive Officer of the Company;

        WHEREAS, for a specified period following such termination, Employee shall remain with the Company as an employee to ensure a successful transition;

        WHEREAS, the Company and Employee have entered into an Employee Confidentiality and Invention Assignment Agreement dated November 11, 1998 (the "Confidentiality Agreement");

        WHEREAS, the Company and Employee have entered into Unsecured Promissory Note dated May 29, 1997 (the "Note"); and

        WHEREAS, the Company and Employee have entered into stock options agreements (the "Option Agreements") attached hereto as Exhibit A, pursuant to which the Employee has received options to purchase up to 462,592 shares of Common Stock, of which 355,902 would have been vested as of January 31, 2002.

        NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

        1. Termination. Employee was terminated as the President and Chief Executive Officer of the Company on December 19, 2001.

        2. Transition Period.

           (a) Services. Employee agrees to remain with the Company as an employee until January 31, 2002 (the "Termination Date") performing those duties requested from time to time by the Company's Board of Directors, and otherwise providing a smooth transition. On the Termination Date, Employee's employment with the Company will terminate.

           (b) Compensation. For services performed under Section 2(a) through the Termination Date and in consideration for the release of claims set forth below, the Company will continue to (i) pay Employee his base salary as currently in effect, less applicable withholding, in accordance with the Company's normal payroll practices through the Termination Date and (ii) provide Employee with existing employee benefits through the Termination Date.

        3. Supplemental Release. Subject to and in consideration for the execution by Employee of a general release on the Termination Date, the form of which is attached hereto as Exhibit B (the "Supplemental Agreement"), Employee shall receive the following severance benefits:

           (a) Severance Payments and COBRA Reimbursement. The Company shall (i) pay Employee at the rate of $26,500 per month, less applicable withholding, in accordance with the Company's normal payroll practices (the "Termination Salary"), for the period (the "Payment Period") from the Termination Date through the nine month anniversary of the Termination Date, and if the Employee does not have a new job with base annual compensation of at least $100,000 (the "New Job") on the nine month anniversary of the Termination Date, the Company shall continue to pay the Employee the Termination Salary to the earlier of the twelve month anniversary of the Termination Date or the date the Employee gets a New Job, and (ii) reimburse Employee for health care coverage under COBRA during the Payment Period. During the Payment Period, Employee will not be entitled to accrual of any employee benefits, including, but not limited to, vacation benefits or bonuses.

           (b) Stock Options. All shares subject to Employee's outstanding options to purchase shares of the Company's Common Stock shall become fully vested and exercisable as of the Effective Date of the Supplemental Agreement (as defined therein) and shall remain exercisable for a period of one (1) year following the Effective Date of the Supplemental Agreement. Except as otherwise set forth herein, the exercise of any stock options shall continue to be subject to the terms and conditions of the Option Agreements.

           (c) Loan Forgiveness. All outstanding principal and accrued interest with respect to Note shall be forgiven as of the Effective Date of the Supplemental Agreement.

           (d) Bonus. The Company shall pay Employee a bonus, to be determined by the Board of Directors, on or before January 31, 2002.

           (e) Placement. The Company shall pay the cost of outplacement services up to a maximum amount of $20,000.

        4. Confidential Information. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee shall return all the Company's property and confidential and proprietary information in his possession to the Company on the Effective Date of this Agreement.

        5. Payment of Salary. Employee acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and other benefits due to Employee once the above noted payments and benefits are received.

        6. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its past, present and future officers, agents, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, parents, predecessor and successor corporations and assigns from, and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement, including, without limitation:

           (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

           (b) any and all claims relating to or arising from Employee's right to purchase, or actual purchase of, shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law and securities fraud under any state or federal law;

           (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

           (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq. and all amendments to each such act as well as the regulations issued thereunder;

           (e) any and all claims for violation of the federal, or any state, constitution;

           (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

           (g) any and all claims for attorneys' fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. Employee acknowledges and agrees that any breach of any provision of this Agreement shall constitute a material breach of this Agreement and, in the case of a breach by Employee, shall entitle the Company immediately to recover and cease the severance benefits provided to Employee under this Agreement. Employee shall also be responsible to the Company for all costs, attorneys' fees and damages incurred by the Company in (a) enforcing the obligations of this Agreement, including the bringing of any suit to recover the severance benefits provided under this Agreement, and (b) defending against a claim or suit brought or pursued by Employee in violation of this Agreement.

        7. Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following the execution of this Agreement by the Parties to revoke this Agreement; and (d) this Agreement shall not be effective until the revocation period has expired. Any revocation should be in writing and delivered to Robert
G. McNeil, Ph.D. at 2730 Sand Hill Road, Suite 200, Menlo Park, CA 94025, by the close of business on the seventh day from the date that Employee signs this Agreement.

        8. Civil Code Section 1542. Employee represents that he is not aware of any claims against the Company other than the claims that are released by this Agreement. Employee acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

        Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

        9. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

        10. Confidentiality. Employee agrees to use his best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). Employee agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information. Employee agrees to take every precaution to disclose Settlement Information only to those attorneys, accountants, governmental entities and family members who have a reasonable need to know of such Settlement Information.

        11. No Cooperation. Employee agrees he will not act in any manner that might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

        12. Non-Disparagement. Employee agrees to refrain from any defamation, libel or slander of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns or tortious interference with the contracts and relationships of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns.

        13. Non-Solicitation. Employee agrees that for a period of twelve (12) months immediately following the Effective Date of this Agreement, Employee shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage, take away or hire employees of the Company, either for himself or any other person or entity.

        14. No Admission of Liability. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Company, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to the Employee or to any third party.

        15. Costs. The Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement.

        16. Indemnification. Employee agrees to indemnify and hold harmless the Company from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys' fees or expenses, incurred by the Company arising out of the breach of this Agreement by Employee, or from any false representation made herein by Employee, or from any action or proceeding which may be commenced, prosecuted or threatened by Employee or for Employee's benefit, upon Employee's initiative, or with Employee's aid or approval, contrary to the provisions of this Agreement. Employee further agrees that, in any such action or proceeding, this Agreement may be pled by the Company as a complete defense, or may be asserted by way of counterclaim or cross-claim.

        17. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation and any of the matters herein released, including any potential claims of harassment, discrimination or wrongful termination, shall be subject to binding arbitration, to the extent permitted by law, in Orange County, California, before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. EMPLOYEE AGREES TO AND DOES HEREBY WAIVE HIS RIGHT TO JURY TRIAL AS TO MATTERS ARISING OUT OF THE TERMS OF THIS AGREEMENT AND

ANY MATTERS HEREIN RELEASED TO THE EXTENT PERMITTED BY LAW. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award.

        18. Authority. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement.

        19. No Representations. Employee represents that he has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

        20. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

        21. Entire Agreement. This Agreement and the Confidentiality Agreement represent the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company.

        22. No Oral Modification. This Agreement may only be amended in writing signed by Employee and the President of the Company.

        23. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

        24. Effective Date. This Agreement is effective eight days after it has been signed by both Parties (the "Effective Date").

        25. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the Parties.

        26. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties, with the full intent of releasing all claims. The Parties acknowledge that:

            (a) They have read this Agreement;

            (b) They have been represented in the preparation, negotiation and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

            (c) They understand the terms and consequences of this Agreement and of the releases it contains;

            (d) They are fully aware of the legal and binding effect of this Agreement.

        IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                  ISTA PHARMACEUTICALS, INC.



Dated:                            By:
       ----------------               ----------------------------------------
                                        Vicente Anido, Jr. Ph.D.
                                        Chief Executive Officer and President



                                  EDWARD H. DANSE, an individual



Dated:
       ----------------           -------------------------------------------
                                               EDWARD H. DANSE

                                    EXHIBIT B

                  SUPPLEMENTAL SEVERANCE AND RELEASE AGREEMENT

            This Supplemental Severance and Release Agreement (this "Supplemental Agreement") is made by and between Edward H. Danse ("Employee") and ISTA Pharmaceuticals, Inc. (the "Company") (collectively referred to as the "Parties"):

        27. Severance Agreement. The Company and Employee agree that the terms of the Transition and Release Agreement dated January 2, 2002 (the "Agreement") shall remain in full force and effect, which Agreement is fully incorporated herein except to the extent it is inconsistent with this Supplemental Agreement. Capitalized terms used in this Supplemental Agreement shall have the meanings given to them in the Agreement unless otherwise defined herein.

            (a) Consideration.

                (i) Severance Payments and COBRA Reimbursement. The Company shall (i) pay Employee the Termination Salary for the Payment Period, and (ii) reimburse Employee for health care coverage under COBRA during the Payment Period. During the Payment Period, Employee will not be entitled to accrual of any employee benefits, including, but not limited to, vacation benefits or bonuses.

                (ii) Stock Options. All shares subject to Employee's outstanding options to purchase shares of the Company's Common Stock shall become fully vested and exercisable as of the Effective Date (as defined below) and shall remain exercisable for a period of one (1) year following the Effective Date. Except as otherwise set forth herein, the exercise of any stock options shall continue to be subject to the terms and conditions of the Option Agreements.

                (iii) Loan Forgiveness. All outstanding principal and accrued interest with respect to the Note shall be forgiven as of the Effective Date.

                (iv) Bonus. The Company shall pay Employee a bonus, to be determined by the Board of Directors, on or before January 31, 2002.

                (v) Placement. The Company shall pay the cost of outplacement services up to a maximum amount of $20,000.

        28. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its officers, managers, supervisors, agents and employees. Employee, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, agents, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Supplemental Agreement including, without limitation:

            (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

            (b) any and all claims relating to or arising from Employee's right to purchase, or actual purchase of, shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law and securities fraud under any state or federal law;

            (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

            (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq. and all amendments to each such act as well as the regulations issued thereunder;

            (e) any and all claims for violation of the federal, or any state, constitution;

            (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

            (g) any and all claims for attorneys' fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Supplemental Agreement. Employee acknowledges and agrees that any breach of any provision of this Supplemental Agreement shall constitute a material breach of this Supplemental Agreement and, in the case of a breach by Employee, shall entitle the Company immediately to recover and cease the severance benefits provided to Employee under this Supplemental Agreement. Employee shall also be responsible to the Company for all costs, attorneys' fees and damages incurred by the Company in (a) enforcing the obligations of this Supplemental Agreement, including the bringing of any suit to recover the severance benefits provided under this Supplemental Agreement, and (b) defending against a claim or suit brought or pursued by Employee in violation of this Supplemental Agreement.

            (h) Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Supplemental Agreement. Employee acknowledges that the consideration given for this waiver and release Supplemental Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Supplemental Agreement; (b) he has twenty-one (21) days within which to consider this Supplemental Agreement; (c) he has seven (7) days following the execution of this Supplemental Agreement by the Parties to revoke this Supplemental Agreement; and (d) this Supplemental Agreement shall not be effective until the revocation period has expired. Any revocation should be in writing and delivered to Robert G. McNeil, Ph.D. at 2730 Sand Hill Road, Suite 200, Menlo Park, CA 94025, by the close of business on the seventh day from the date that Employee signs this Supplemental Agreement.

        29. Civil Code Section 1542. Employee represents that he is not aware of any claims against the Company other than the claims that are released by this Agreement. Employee acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

        Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

        30. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Supplemental Agreement, their interpretation and any of the matters herein released, including any potential claims of harassment, discrimination or wrongful termination, shall be subject to binding arbitration, to the extent permitted by law, in Orange County, California, before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. EMPLOYEE AGREES TO AND DOES HEREBY WAIVE HIS RIGHT TO JURY TRIAL AS TO MATTERS ARISING OUT OF THE TERMS OF THIS SUPPLEMENTAL AGREEMENT AND ANY MATTERS HEREIN RELEASED TO THE EXTENT PERMITTED BY LAW. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award.

        Entire Agreement. This Supplemental Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this

Supplemental Agreement, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Supplemental Agreement.

        31. Governing Law. This Supplemental Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

        32. Effective Date. This Supplemental Agreement is effective eight days after it has been signed by both Parties (the "Effective Date").

        33. Voluntary Execution of Agreement. This Supplemental Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties, with the full intent of releasing all claims. The Parties acknowledge that:

            (a) They have read this Supplemental Agreement;

            (b) They have been represented in the preparation, negotiation and execution of this Supplemental Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

            (c) They understand the terms and consequences of this Supplemental Agreement and of the releases it contains; and

            (d) They are fully aware of the legal and binding effect of this Supplemental Agreement.

            (The remainder of this page is intentionally left blank.)

        IN WITNESS WHEREOF, the Parties have executed this Supplemental Agreement on the respective dates set forth below.

                                   ISTA PHARMACEUTICALS, INC.



Dated:  January 23, 2002           By:
                                     -------------------------------------------
                                        Vicente Anido, Jr. Ph.D.
                                        Chief Executive Officer and President



                                   EDWARD H. DANSE, an individual



Dated: January 23, 2002            ---------------------------------------------
                                                EDWARD H. DANSE